SCHEDULE 14A INFORMATION
              Preliminary Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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     14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-12

                           RNC Mutual Fund Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                   [Letterhead of RNC Capital Management, LLC]



                                            August__, 2002



Dear Shareholder:


     In the current market environment, we believe that the RNC Mutual Fund Group, Inc. (the "Company") and the shareholders of its two funds, RNC Equity Fund and RNC Money Market Fund (each a "Fund," collectively, the "Funds"), can be better served by alternatives that are able to efficiently and cost-effectively service your investment needs. For this reason, RNC Capital Management, LLC has recommended to the Directors that oversee the Company, a proposal to liquidate the Funds.


     On July 11 and July 31, 2002, the Board of Directors of the Company met to consider this proposal to liquidate the Funds. After carefully studying the merits of the proposal and the alternatives that would be made available to shareholders, the Board unanimously determined that the liquidation of the Funds is in the best interests of each Fund and its shareholders. Information on the alternatives available to you will be coming to you shortly in another mailing.


     Please read the enclosed proxy materials and consider the information provided. Your vote is very important to us. We encourage you to complete and mail your proxy card promptly since the Special Meeting of Shareholders will be held on September __, 2002. Thank you for your response.


         The Board of Directors of the Company has unanimously approved this proposal and recommends that you vote in favor of the proposal.



                                       Sincerely,



                                       Daniel J. Genter, Jr.

                                       President and Chief Executive Officer




                           RNC MUTUAL FUND GROUP, INC.
                      11601 Wilshire Boulevard, 25th Floor
                          Los Angeles, California 90025
                                 (800) 385-7003

                    Notice of Special Meeting of Shareholders

                                     of the

                                 RNC Equity Fund
                                     and the
                              RNC Money Market Fund

                        To Be Held________________, 2002

To the Shareholders of the RNC Equity Fund and the RNC Money Market Fund:

     A special meeting of shareholders of the RNC Equity Fund and the RNC Money Market Fund (the "Funds"), each a series of RNC Mutual Fund Group, Inc. (the "Company"), will be held at the offices of the Company, 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025 on _____________, 2002, at __________, local time (the "Meeting"). At the Meeting, shareholders will be asked to vote on the following proposal, as well as any other business as may properly come before the Meeting:

     Proposal 1 -To be approved by the shareholders of the RNC Equity Fund and the RNC Money Market Fund

     o To consider and act upon a proposal to liquidate the Funds and terminate RNC Mutual Fund Group, Inc.

     Only shareholders of record at the close of business on July 31, 2002 will be entitled to receive this notice and to vote at the Meeting.

                                             By Order of the Board of Directors



                                             Manuel A. Gutierrez
                                             Secretary

          Your vote is important regardless of how many shares you own.
                               -------------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

                           RNC MUTUAL FUND GROUP, INC.

                                 Proxy Statement
                      For a Special Meeting of Shareholders
                         To Be Held on ___________, 2002

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of RNC Mutual Fund Group, Inc. (the "Company") for voting at the special meeting (the "Meeting") of shareholders of the two authorized series of the Company: RNC Equity Fund and the RNC Money Market Fund (each a "Fund," collectively the "Funds"). The Meeting will be held at the offices of the Company and the Funds' investment adviser, RNC Capital Management, LLC (the "Manager"), 1160 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025 at _____(local time) on September __, 2002. Any and all adjournments of the Meeting will be held at the same location. The purpose of the Meeting is set forth in the accompanying Notice of Special Meeting of Shareholders and is elaborated on in this proxy statement.

     The Board of Directors has fixed the close of business on July 31, 2002 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, there were 415,832.452 shares of the RNC Equity Fund outstanding and 54,983,332.810 shares of the RNC Money Market Fund outstanding.

     Each share of each Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting. Each valid proxy that is received will be voted in accordance with its instructions, and may be voted on such other business as may come before the Meeting as the persons named in the proxy determine. If no instructions are given on an executed proxy that has been returned, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company or by voting in person at the Meeting.

PROPOSAL 1: APPROVAL OF THE PROPOSED LIQUIDATION AND TERMINATION OF THE RNC MUTUAL FUND GROUP, INC.

     The Company currently consists of two Funds, a money market fund and an equity fund, both of which are small in size and unable to invest efficiently on behalf of shareholders without some level of subsidization by the Manager. Because there are now more cost-effective alternatives available, both the Manager and the Board of Directors of the Company believe that liquidating the assets of each Fund and terminating the Company's existence is in the best interest of the shareholders of both Funds. Accordingly, the Board, which consists entirely of directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), (the "Independent Directors") at meetings held on July 11 and July 31, 2002, unanimously agreed to liquidate each Fund's assets and terminate the Company. A copy of the proposed Plan of Liquidation (the "Plan"), which provides for liquidating each Fund's assets, distributing the proceeds thereof to its shareholders pro rata, and terminating the Company's existence, is available free of charge upon request by contacting the Manager.

     Under the Articles of Amendment and Restatement of the Company and its By-Laws (as revised), the affirmative vote of at least two-thirds of the total votes entitled to be cast at a meeting of the shareholders is required to effect the liquidation of the Funds and terminate the Company.

Summary of the Factors Considered By the Board

     Both the RNC Money Market Fund and the RNC Equity Fund are designed primarily to accommodate the investment needs of clients and friends of the Manager, RNC Capital Management, LLC. The Manager's business focus is now such that the Manager anticipates little future need for the Funds, and it projects stagnant assets and gradual shrinkage of each Fund through normal redemption activity. Even though the Funds are currently of sufficient size to be managed in accordance with their respective investment objectives and their expenses are contained at competitive levels by the Manager, without new asset flows the Funds will no longer be viable. In addition, there are attractive new alternatives for shareholders. Finally, the Manager has indicated that it is unwilling to continue indefinitely its current subsidization of the Funds. For these reasons, the Manager has recommended that the Funds should be liquidated in an orderly manner and the Company terminated. An important part of the Manager's proposal is the fact that the Manager has alternative investment options available to shareholders, as well as the fact that the Manager will bear all the costs of the transaction, and that no shareholder will be tax-disadvantaged by the proposed liquidation.

     In evaluating the proposed liquidation and termination of the Company, the Board of Directors considered a number of inter-related factors with respect to each Fund, including the following:

     o    the low level of each Fund's total assets;
     o    the current expense ratios;
     o    the  continuing  dependency  of  the  Funds  on  subsidization  by the
          Manager;
     o the fact that the Manager is unwillingly indefinitely to continue its current level of subsidization of the Funds;
     o the likelihood that neither Fund can attract additional assets to sustain an acceptable expense ratio with subsidization by the Manager;
     o    the  recommendations  of the Manager and the Manager's future business plans;
     o the alternative investment options that would be made available to the shareholders; and
     o the general tax status of the Funds and the fact that (with respect to the Equity Fund) no shareholder is expected to have a taxable gain on the investment, but instead will have a loss which taxable shareholders can deploy to individual advantage.

The Directors also considered alternatives other than liquidation. They reviewed possible mergers with other mutual funds, and they made inquiries regarding "adoption" of the Funds by other investment advisers. These alternatives proved to be impractical because of the small size of the Funds, their need for subsidization, and their special relationship to the Manager.

Based on a consideration of the foregoing, and other factors they deemed relevant, including the fact that the Manager has agreed to bear all costs of the liquidation and the Manager has agreed to provide alternative investment options to the shareholders, the Board of Directors unanimously approved the liquidation of each Fund and termination of the Company, subject to shareholder approval.

     If the Proposal is not approved by the shareholders of the Funds, the Funds will continue to operate as series of the Company subject to further action by the Board which will consider all of the options available to it.

Description of the Proposed Liquidation

     The Plan was adopted by the Board of Directors with respect to the RNC Equity Fund and the RNC Money Market Fund on July 31, 2002 (the "Effective Date"). In anticipation of the adoption of such Plan, with the authorization of the Board of Directors, the Funds were closed to new accounts on July 11, 2002.

     As of the Effective Date, in order to ensure a fair and orderly distribution in which all shareholders are treated equally, the Board of Directors directed the Manager to cause each of the Funds to sell their securities at then prevailing market prices and to invest the net proceeds in short term money market instruments, as permitted under each Fund's current Prospectus and Registration Statement. In addition, as of the Effective Date, a reserve was established to cover all expenses which have accrued or are expected to accrue on the books of each Fund prior to the date on which the assets of each Funds, net of each Fund's known liabilities and reserves, are distributed to the applicable shareholders (the "Distribution Date"). The RNC Equity Fund is subject to a limit on operating expenses which the Manager has agreed will apply to all operating expenses including any liquidation expenses. The RNC Money Market Fund is not subject to any specific limit on operating expenses, but its expense ratio will be monitored throughout the liquidation process by both the Manager and the Board of Directors to ensure that it remains within reasonable tolerances.

     Each Fund will distribute all of its assets on the Distribution Date except the cash reserved to pay the Fund's remaining liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within four months after the first liquidating distribution and will consist of any cash remaining after payment of those liabilities and expenses. As soon as practicable thereafter, each Fund will be dissolved and the Company will be terminated.

     Shareholders of each Fund on September __, 2002, are entitled to liquidation distributions. However, shareholders may continue to redeem Fund shares up to the business day prior to the Distribution Date in accordance with the Fund's current prospectus. Because each Fund's investments have been converted into short term money market instruments, and because the appropriate accruals for operating expenses have been made, the Manager and the Board of Directors do not anticipate that there will be any material difference in the proceeds per share received by Shareholders who redeem prior to the Distribution Date and shareholders who receive a liquidation distribution on the Distribution Date.

     The date or dates on which either Fund will pay the liquidating distributions and on which the Fund will be liquidated have not been determined, but it is anticipated that, if the Proposal is approved, the Distribution Date would occur as soon as reasonably practicable after the meeting. Shareholders will receive their pro rata portion of the liquidation distribution by check mailed to the shareholder's address of record or in accordance with any valid instructions given by the shareholder regarding the transfer of such assets, including the transfer of employee benefit plans assets to a new trustee. Each Shareholder will be receiving additional information on alternatives recommended by the Manager well in advance of the Distribution Date.

     Under the Plan, the Manager will be responsible for all expenses incurred in connection with carrying out the Plan, including the cost of soliciting proxies and terminating a Fund's existence.

Federal Income Tax Consequences

     The following summary provides general information with regard to the federal income tax consequences to the shareholders of a dividend distribution, if any, and the liquidation distributions (collectively, the "Final Distributions") from either Fund pursuant to the provisions of the Plan. This summary also discusses the federal income tax consequences of the liquidation of a Fund. The Company has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation of the Funds and the tax consequences thereof to a Fund or the shareholders. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Final Distributions, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. The receipt of the Final Distributions may result in tax consequences that are unanticipated by shareholders. Thus, each shareholder is urged to consult his or her own tax adviser regarding the tax consequences to the shareholder of the receipt of dividend distributions and liquidating distributions, and the liquidation of a Fund.

     This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The discussion herein does not address the particular federal income tax consequences that may apply to certain shareholders such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens, or other foreign investors. This summary does not address state, local or foreign tax consequences of a shareholder's receipt of the Final Distributions.

     Pursuant to the Plan, each Fund will (i) sell its assets, (ii) declare and distribute, if necessary, a dividend which, together with all previous dividends, has the effect of distributing all of the Fund's taxable income for all taxable years ending at or prior to the liquidation, and (iii) distribute its remaining assets in one or more liquidating distributions, and (iv) dissolve. Each Fund anticipates that it will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") during the liquidation period, and therefore will not be taxed on any of its net income from the sale of its assets.

     For federal income tax purposes, any dividend distribution made by either Fund will be a taxable capital gain dividend to the extent designated by the Fund pursuant to the provisions of Section 852 of the Code. To the extent not so designated, the dividend distribution will be a taxable ordinary dividend. The liquidating distributions will constitute a taxable event in which the shareholder will be viewed as having sold shares of a Fund in exchange for cash [plus the fair market value of any other assets received]. Each shareholder will recognize gain or loss measured by the difference between the shareholder's adjusted tax basis in the shares and the aggregate amount of the liquidating distributions received. The liquidating distribution will generally be taxable as capital gains to the extent that the distributions exceed the shareholder's basis in the Fund shares, or capital loss to the extent the shareholder's basis exceeds the aggregate amount of the liquidating distributions received. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a long-term capital gain or loss if the shares were held for more than one year.

     If a shareholder fails to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to backup withholding tax with respect to taxable proceeds received as part of the Final Distributions.

     The receipt of the Final Distributions by an individual retirement account or qualified plan is outside the scope of this discussion and such shareholders should consult with their own tax advisers concerning the consequences of the receipt of the Final Distributions.

Required Vote and Voting Procedures

The Board of Directors unanimously recommends that shareholders of the RNC Equity Fund and the RNC Money Market Fund vote for Proposal No. 1.

     The presence in person or by proxy of a majority of outstanding shares on the Record Date entitled to the vote at the Meeting will constitute a quorum for the conduct of business Shareholder approval of the Proposal to liquidate the Funds and terminate the Company requires the affirmative vote of two-thirds of all votes entitled to be cast by the shareholders of both Funds. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any Proposal. If the adjournment requires setting a new record date or the adjournment is for more than 30 days from the date set for the original meeting (in which case the Board of Directors will set a new record date), the Company will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

     Proxies may be voted by mail or by other means determined to be acceptable and secure by the Company.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that Proposal. Abstentions and broker non-votes do not constitute a vote "for" and effectively result in a vote "against," although they will count towards the presence of a quorum.

     The cost of soliciting proxies will be borne by the Manager, RNC Capital Management, LLC. In addition to solicitation by mail, some officers and employees of the Manager and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. It is expected that this proxy statement will first be mailed to shareholders on or about ___________, 2002.

     The holders of 5% or more of the outstanding shares of each Fund on the Record Date are listed on Exhibit A to this Proxy Statement. [Neither the officers nor the Directors of the Company beneficially own any outstanding voting securities of either Fund as of the Record Date.] [ or chart of holdings ]



                                    * * * * *


                               GENERAL INFORMATION

A.   Other Matters to Come Before the Meeting

     The Company knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

B.   Shareholder Proposals

     The Meeting is a special meeting of shareholders. Neither the Company nor either Fund is required to or intends to hold regular meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

C.   Other Information

     RNC Capital Management, LLC, located at 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025 is the investment adviser to the Funds. Quaser Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter and distributor of the Funds. U.S. Bancorp Funds Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the transfer and dividend disbursing agent, administrator, and fund account for the Funds.

     You can find more information about the Funds' investment policies in the relevant Prospectus and Statement of Additional Information (SAI), which are available free of charge.

     To request a free copy of the relevant Prospectus or SAI, call us at (800) 576-8229. You can review and copy further information about RNC Mutual Fund Group, Inc., including the Prospectus or SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about RNC Mutual Fund Group, Inc. are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

     You can find further information about RNC Mutual Fund Group, Inc. in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 576-8229 or RNC Mutual Fund Group, Inc., 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025.

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Please complete, sign, and return this proxy promptly. No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

By order of the Board of Directors,

/s/Manuel A. Gutierrez
------------------------------------
Manuel A. Gutierrez, Secretary
RNC Mutual Fund Group, Inc.



                                    EXHIBIT A


LIST OF FIVE PERCENT SHAREHOLDERS

     As of July 31, 2002 the following persons owned of record 5% or more of the shares of the Funds:

                                                                   Percentage
Name                                            Shares              Ownership
-----                                           ------             ------------
RNC Equity Fund
Marc M. Seltzer & Christina A. Snyder         33,333.33                 8.01

RNC Money Market Fund
Union Bank of California                  45,003,699.07                81.85
Union Bank of California                   7,572,311.86                13.77




HOLDINGS OF OFFICERS/DIRECTORS



                                    EXHIBIT B

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]
                           RNC MUTUAL FUND GROUP, INC.
                       SPECIAL MEETING OF SHAREHOLDERS OF
                    RNC EQUITY FUND and RNC MONEY MARKET FUND

                              _______________, 2002


SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE RNC MUTUAL FUND GROUP, INC.

     The undersigned hereby appoints ________________ and ____________, and each of them, as proxies of the undersigned, each with the power to appoint a substitute, for the Special Meeting of Shareholders of the RNC Equity Fund and the RNC Money Market Fund (the "Funds"), each a separate series of RNC Mutual Fund Group, Inc., to be held on ____________, 2002, at 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on July 31, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A signed proxy will be voted in favor of the Proposal listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 31, 2002. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.


Please vote by filling in the boxes below.

PROPOSAL 1: To approve the liquidation of the Funds and the termination of RNC Mutual Fund Group, Inc..


         FOR |_|          AGAINST |_|          ABSTAIN |_|


Dated:_________________________________________________________________, 2002
         [Shareholder Name]

Dated:_________________________________________________________________, 2002
         [Signature(s) (if held jointly)]

     Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, Company, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.

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Please complete, sign, and return this proxy promptly. No postage is required if mailed in the United States.
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